Exhibit 10.1

AMENDMENT ONE TO THE

PENN VIRGINIA CORPORATION

AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS

DEFERRED COMPENSATION PLAN

WHEREAS, Penn Virginia Corporation (the “Company”) established the Penn Virginia Corporation Amended and Restated Non-Employee Directors Deferred Compensation Plan (the “Plan”) originally effective April 15, 2004; and

WHEREAS, the Company amended and restated the Plan effective January 1, 2008; and

WHEREAS, the Company desires to amend the Plan to freeze the Plan as to participation such that no future appointed non-employee directors will be eligible to participate in the Plan and no existing non-employee directors will be eligible to further elect fee deferrals and share grant deferrals under the Plan; and

WHEREAS, Article X of the Plan authorizes the Board or the Committee to make amendments to the Plan.

NOW THEREFORE, in consideration of the above premises, the Company hereby amends the Plan in accordance with this Amendment Number One, effective as stated herein:

1. Effective May 4, 2011, Section 3.1 of the Plan is amended by adding the following sentence at the end of the existing text thereof as follows:

“Notwithstanding the preceding, any Non-Employee Director appointed to the Board on or after May 4, 2011, shall not be eligible to participate under the Plan.”

2. Effective May 4, 2011, Section 3.1 of the Plan is amended by adding a new subsection (d) to the end thereof as follows:

“(d) Effective May 4, 2011, (i) any Fee Deferral election in place for the 2011 Plan Year for a current Non-Employee Director shall remain in effect for the 2011 Plan Year, but no such Non-Employee Director shall be permitted to make a Fee Deferral election for the 2012 Plan Year or any Plan Year thereafter and (ii) any current Non-Employee Director who has not made a Fee Deferral election for the 2011 Plan Year shall not be eligible to make a Fee Deferral election for the 2011 Plan Year or any Plan Year thereafter.”

3. Effective May 4, 2011, Section 4.2 of the Plan is amended by adding a new subsection (d) to the end thereof as follows:

“(d) Effective May 4, 2011, (i) any Share Grant Deferral election in place for the 2011 Plan Year for a current Non-Employee Director shall remain in effect for the 2011 Plan Year, but no such Non-

Employee Director shall be permitted to make a Share Grant Deferral election for the 2012 Plan Year or any Plan Year thereafter and (ii) any current Non-Employee Director who has not made a Share Grant Deferral election for the 2011 Plan Year shall not be eligible to make a Share Grant Deferral election for the 2011 Plan Year or any Plan Year thereafter.”

IN WITNESS WHEREOF, the Company has executed this Amendment Number One to the Plan on this 4th day of May, 2011, to be effective as provided herein.

PENN VIRGINIA CORPORATION

By:	/s/ Nancy M. Snyder
	Name:	Nancy M. Snyder
	Title:	Executive Vice President,
Chief Administrative Officer and General Counsel

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